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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 22, 2006


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-12295               76-0513049
(State or other jurisdiction of    (Commission          (I.R.S. Employer
incorporation or organization)     File Number)        Identification No.)


    500 Dallas, Suite 2500, Houston, Texas                 77002
  (Address of principal executive offices)               Zip Code)


                          (713) 860-2500 (Registrant's
                     telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities
        Act (17& CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     (d) Effective June 22, 2006, Mark C. Allen was appointed as a director of Genesis Energy, Inc., the general partner of Genesis Energy, L.P., by Denbury Resources, Inc., the owner of our general partner. Mr. Allen serves as Vice President and Chief Accounting Officer of Denbury. Mr. Allen joined Denbury in April 1999.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       GENESIS ENERGY, L.P.
                                      (A Delaware Limited Partnership)

                                       By:   GENESIS ENERGY, INC., as
                                                General Partner


Date:  June 22, 2006                   By:     /s/  ROSS A. BENAVIDES
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                                                Ross A. Benavides
                                                Chief Financial Officer